Earnings Review
Fourth Quarter 2015

PHOENIX

March 15, 2016

Important Disclosures

PHOENIX

This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. We intend for these forward-looking statements to be covered by the safe harbor provisions of the federal securities laws relating to forward-looking statements. These forward-looking statements include statements relating to regulatory approvals and the expected timing, completion and effects of the proposed merger, as well as other statements representing management's beliefs about, future events, transactions, strategies, operations and financial results, including, without limitation, our expectation to provide information within anticipated timeframes and otherwise in accordance with law, the outcome of litigation and claims as well as regulatory examinations, investigations, proceedings and orders arising out of restatements of financial statements and the failure by Phoenix and its wholly owned subsidiary, PHL Variable Insurance Company, to file SEC reports on a timely basis, potential penalties that may result from failure to timely file statutory financial statements with state insurance regulators, and Phoenix's ability to satisfy its requirements under, and maintain the listing of its shares on, the NYSE. Such forward-looking statements often contain words such as "assume," "will," "anticipate," "believe," "predict," "project," "potential," "contemplate," "plan," "forecast," "estimate," "expect," "intend," "is targeting," "may," "should," "would," "could," "goal," "seek," "hope," "aim," "continue" and other similar words or expressions or the negative thereof or other variations thereon. Forward-looking statements are made based upon management's current expectations and beliefs and are not guarantees of future performance. Such forward-looking statements involve numerous assumptions, risks and uncertainties that may cause actual results to differ materially from those expressed or implied in any such statements. These risks and uncertainties include the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, which could have a material adverse effect on us and our stock price; the inability to consummate the proposed merger or the inability to consummate the merger in the timeframe or manner currently anticipated, due to the failure to obtain stockholder approval or the failure to satisfy other conditions to completion of the proposed merger, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction could have a material adverse effect on us and our stock price. Our ability to maintain a timely filing schedule with respect to our SEC filings is subject to a number of contingencies, including but not limited to, whether existing systems and processes can be timely updated, supplemented or replaced, and whether additional filings may be necessary in connection with the restatements. Our actual business, financial condition or results of operations may differ materially from those suggested by forward-looking statements as a result of risks and uncertainties which include, among others, those risks and uncertainties described in any of our filings with the SEC. Certain other factors which may impact our business, financial condition or results of operations or which may cause actual results to differ from such forward-looking statements are discussed or included in our periodic reports filed with the SEC and are available on our website at www.phoenixwm.com under "Investor Relations." You are urged to carefully consider all such factors. Although it is believed that the expectations reflected in such forward-looking statements are reasonable and are expressed in good faith, no assurance can be given that such expectations will prove to have been correct and persons reading this presentation are therefore cautioned not to place undue reliance on these forward-looking statements which speak only as of the date of this announcement. Except as required by law, we do not undertake or plan to update or revise forward-looking statements to reflect actual results, changes in plans, assumptions, estimates or projections, or other circumstances occurring after the date of this presentation even if such results, changes or circumstances make it clear that any forward-looking information will not be realized. If we make any future public statements or disclosures which modify or impact any of the forward-looking statements contained in or accompanying this presentation, such statements or disclosures will be deemed to modify or supersede such statements in this presentation.

In addition to financial measures presented in accordance with Generally Accepted Accounting Principles ("GAAP"), we use non-GAAP financial measures such as operating income (loss), as well as components of and financial measures derived from operating income (loss), in evaluating our financial performance. Net Income (loss), as well as components of and financial measures derived from net income (loss) are the most directly comparable GAAP measures. Our non-GAAP financial measures should not be considered as substitutes for net income and net income per share. Therefore, investors should evaluate both GAAP and non-GAAP financial measures when reviewing our performance. Investors should note that our calculation of these measures may differ from similar measures used by other companies. Operating income, and components of and measures derived from operating income, are internal performance measures we use in the management of our operations, including our compensation plans and planning processes. In addition, management believes that these measures provide investors with additional insight into the underlying trends in our operations.

More detailed financial information, including reconciling information regarding our non-GAAP financial measures, can be found in our financial supplement for the fourth quarter of 2015 and our earnings release for the fourth quarter of 2015, both of which are available on our Web site, www.phoenixwm.com in the Investor Relations section.

Overview

PHOENIX

- > Fourth quarter 2015 GAAP net loss driven by:
  - Unfavorable mortality experience
  - Declining but still elevated financial reporting expenses
  - Partially offset by the annual actuarial assumption unlock
- > Investment portfolio remains high quality; fourth quarter 2015 net other-than-temporary impairment losses of $9.3 million
- > Phoenix Life statutory surplus and AVR increased $21.4 million in the fourth quarter; PHL Variable statutory surplus and AVR was relatively flat
- > $65.8 million of holding company liquidity as of December 31, 2015
- > Price and other product changes had the intended impact of increasing annuity profitability and decreasing sales in the second half of 2015
- > Saybrus Partners' full year 2015 EBITDA grew 29% year-over-year
- > Sale of company expected to close in the second quarter of 2016

Summary of GAAP Results

PHOENIX

	4Q14	1Q15	2Q15	3Q15	4Q15
PNX Net Income (Loss)	$(140.3)	$(74.0)	$(22.6)	$(15.7)	$(21.4)
PNX Net Income (Loss) Per Share	$(24.40)	$(12.87)	$(3.93)	$(2.73)	$(3.72)
Other Comprehensive Income (Loss) (OCI)	$(55.1)	$(2.2)	$(28.6)	$29.7	$(30.7)

	FY 2014	FY 2015
PNX Net Income (Loss)	$(213.2)	$(133.7)
PNX Net Income (Loss) Per Share	$(37.09)	$(23.25)
Other Comprehensive Income (Loss) (OCI)	$(49.4)	$(31.8)

	As of 12/31/14	As of 12/31/15
Total Stockholders' Equity	$326.6	$161.2
Total Stockholders' Equity Excluding AOCI	$561.0	$427.4

Primary Drivers:

- Unfavorable mortality experience in the fourth quarter and full year 2015
- Declining but still elevated financial reporting expenses; $9.0 million in the fourth quarter; $51.9 million in full year 2015 versus $102.6 million in full year 2014
- Legal settlement of $48.5 million in the first quarter of 2015
- Offsetting positive factors include a $4.0 million actuarial assumption unlock in the fourth quarter and a $34.3 million tax benefit in full year 2015
- Decline in stockholders' equity driven by the $133.7 million net loss and a $31.8 million loss of other comprehensive income which was driven by higher interest rates which decreased the market value of investments

$ in millions, except per share amounts

4Q15 Consolidated Mortality Results

PHOENIX

Total Net Death Claims


$260
$240
$220
$200
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15
Open Block
Closed Block
Expected Net Death Claims

Open Block Net Death Claims


$260
$240
$220
$200
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15
Open Block Net Claims
Expected Net Death Claims

> 4Q15 net death claims were $26 million unfavorable compared with expectations

- Open block net death claims were $18 million higher than expected
- Closed block net death claims were $8 million higher than expected

Based on Statutory Death Benefits

Expected death claims increase each year because of the aging of the life block; 1Q15 open block expected net death claims include certain prior year claims.

$ in millions

Long-Term Mortality Results In Line With Expectations

PHOENIX

Net Death Claims –
Cumulative Quarterly Actual versus Expectations



$3,500
3,000
2,500
2,000
1,500
1,000
500
$ Million
3,500
3,000
2,500
2,000
1,500
1,000
500
3 6 9 12 3 6 9 12 3 6 9 12 3 6 9 12 3 6 9 12 3 6 9 12
2010 2011 2012 2013 2014 2015
Cumulative Plan Since 2010
Cumulative Actual Since 2010

- > Cumulative actual net claims vs. expected in line with expectations over periods since 2010
- > No change in future mortality assumptions
- > UL cumulative net claims remain favorable over periods since 2010

$ in millions

4Q15 Impact of Annual Actuarial Assumption Review

PHOENIX

QTD		Universal Life		Variable Universal Life		Fixed Indexed Annuity		Variable Annuity		Other		Total
Assets[1]	$	(4.0)	$	10.2	$	0.6	$	8.0	$	(0.4)	$	14.4
Liabilities												
Profits followed by losses		(24.9)		(1.6)		-		-		-		(26.5)
Guaranteed benefits[2]		(0.7)		-		5.1		6.7		-		11.1
Derivative liabilities[3]		-		-		5.1		1.0		-		6.1
Other		0.1		(1.2)		-		-		-		(1.1)
Total Unlock Impact	**$**	**(29.5)**	**$**	**7.4**	**$**	**10.8**	**$**	**15.7**	**$**	**(0.4)**	**$**	**4.0**

> Annual assumption unlock resulted in a small benefit in the fourth quarter. The most significant assumption updates include the following:

- In UL, the loss was primarily driven by lower surrender/lapse assumptions and a change in the portfolio rate methodology
- In FIA, the benefit was driven primarily by higher lapse assumptions in some of the policies issued in 2011 and 2012
- In VA, the improvement was driven primarily by an increase in the discount rate for the annuitization benefits for the variable annuities with GMIB

[1] Includes deferred acquisition costs, sales inducements, and certain reinsurance assets
[2] Includes liabilities for death and other insurance benefit features, including guaranteed minimum withdrawal and income benefits
[3] Includes derivatives liabilities for the fixed indexed annuity interest crediting feature and variable annuity guaranteed minimum withdrawal benefits
$ in millions

4Q15 Net Investment Income

PHOENIX

Net Investment Income



$831
$835
$411
$395
$420
$440
$223
$228
$196
$107
$113
$87
$116
$115
$109
FY 2014
FY 2015
4Q14
3Q15
4Q15
Open Block
Closed Block

Sources of Net Investment Income

	4Q14	3Q15	4Q15
Long Term Debt	$148.0	$151.6	$144.0
Alternative Investments[1]	13.4	20.6	8.6
Policy Loans	42.5	43.4	43.8
Fair Value Investments[2]	20.4	16.3	3.8
Other[3]	(1.3)	(4.4)	(4.4)
Total	**$223.0**	**$227.5**	**$195.8**

> Overall net investment income yields were relatively flat

> Lower alternative investment partnership income related to equity market declines in Q3

> Investment income on fair value investments returned to more normal levels

[1] Includes private equity funds, mezzanine funds, direct equity, and other partnership interests
[2] Includes consolidated direct equity and trading securities
[3] Includes equity securities, investment expenses and other
$ in millions

4Q15 Investment Impairments

PHOENIX

GAAP Impairments

	4Q14	1Q15	2Q15	3Q15	4Q15
Structured Bonds	$ -	$ 0.2	$ -	$ -	$ -
Private Corporate	-	-	-	1.6	1.9
Public Corporate	2.8	1.3	1.1	2.3	4.4
Total Credit Impairments	2.8	1.5	1.1	3.9	6.3
Total Equity Impairments	0.2	6.9	-	0.1	1.8
Other Impairments	-	-	-	-	1.2
Total Impairments	**$ 3.0**	**$ 8.4**	**$ 1.1**	**$ 4.0**	**$ 9.3**

- Fourth quarter impairments primarily include debt and equity securities within the energy sector
- Fourth quarter credit impairments were in line with expectations; full year 2015 credit impairments were favorable to expectations

$ in millions

Portfolio Quality

PHOENIX

	As of 12/31/11	As of 12/31/12	As of 12/31/13	As of 12/31/14	As of 12/31/15
Investment Grade Bonds	92.0%	91.8%	92.9%	93.2%	93.2%
Below Investment Grade (BIG) Bonds	8.0%	8.2%	7.1%	6.8%	6.8%
Percentage of BIG in NAIC 3	59.8%	64.2%	64.2%	63.9%	69.3%
Percentage of BIG in NAIC 4-6	40.2%	35.8%	35.8%	36.1%	30.7%

> Portfolio quality is strong and remains at the low end of Phoenix's target range of 6% - 10%

As a percent of fixed income (total available-for-sale debt securities plus preferred stock/preferred equity)

Phoenix Life Statutory Results

PHOENIX

Phoenix Life (PLIC)



337%
334%
409%
$735
$752
$535
2013
2014
2015
Statutory Surplus & AVR
RBC Ratio

- PLIC statutory surplus and AVR increased $21.4 million in 4Q15; full year 2015 decrease driven by:
  - De-stacking of the life insurance company subsidiaries which resulted in a $228.2 million extraordinary dividend of PHLVIC, PLAC and APLAR from PLIC to Phoenix and a related $34.0 million DTA reduction
  - $59.9 million in dividends paid to the holding company
  - Partially offset by a $153.5 million benefit from the 2Q15 intercompany reinsurance treaty
- Full year 2015 net gain from operations of $40.8 million; full year net income of $27.2 million[1]
- Full year 2016 dividend capacity of $37.2 million

[1] Excludes the $687.9 million realized capital loss impact of the de-stacking of the life insurance company subsidiaries
$ in millions

4Q15 Phoenix Life Mortality Results

PHOENIX

Total PLIC Net Death Claims



$200
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
1Q15
2Q15
3Q15
4Q15
Closed Block
Open Block
Expected Net Death Claims

Closed Block Net Death Claims



$200
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
1Q15
2Q15
3Q15
4Q15
Closed Block Net Death Claims
Expected Net Death Claims

> 4Q15 PLIC net death claims were $6 million unfavorable compared with expectations

- Closed block net death claims were $8 million higher than expected
- Open block net death claims were $2 million lower than expected

Based on Statutory Death Benefits
$ in millions

PHL Variable Statutory Results

PHOENIX

PHL Variable (PHLVIC)


281%
218%
200%
$235
$214
$209
2013
2014
2015
Statutory Surplus & AVR
RBC Ratio

- PHLVIC statutory surplus and AVR was flat relative to year-end 2014 reflecting:
  - $52.5 million benefit of the 2Q15 intercompany reinsurance treaty
  - $33.1 million in capital contributions from the holding company
  - $36.4 million legal settlement in the first quarter of 2015
  - Adverse mortality
- Full year 2015 net loss from operations of $11.8 million; full year net loss of $14.0 million

$ in millions

4Q15 PHL Variable Mortality Results

PHOENIX

Total PHLVIC Net Death Claims



$70
$65
$60
$55
$50
$45
$40
$35
$30
$25
$20
$15
$10
$5
$0
1Q15
2Q15
3Q15
4Q15
PHLVIC Net Death Claims
Expected Net Death Claims

PHLVIC UL Net Death Claims



$70
$65
$60
$55
$50
$45
$40
$35
$30
$25
$20
$15
$10
$5
$0
1Q15
2Q15
3Q15
4Q15
UL Net Claims
Expected Net Death Claims

> 4Q15 net death claims were $20 million unfavorable compared with expectations driven primarily by universal life

Based on Statutory Death Benefits
$ in millions

Holding Company Liquidity

PHOENIX

Holding Company Liquidity[1]	Actual
Ending Balance at 9/30/15	**$84**
Sources	
Dividends	-
Net Taxes	16
Other[2]	3
Total Sources	**$19**
Uses	
Operating Expenses	9
Interest Expense	5
Subsidiary Investments	23
Total Uses	**$37**
Change	(18)
Ending Balance at 12/31/15	**$66**

Trend in Holding Company Liquidity[1]	
As of 12/31/14	$78
As of 12/31/15	$66

- Total Phoenix Life dividends of $59.9 million paid in 2015; full year 2016 dividend capacity of $37.2 million
- Operating expenses of $52.9 million in 2015 versus $100.2 million in 2014
- Capital contributions of $33.1 million benefited PHL Variable in 2015

[1] Holding company cash and non-affiliated securities, net of contributions payable to subsidiaries
[2] Includes investment income and debt security sales/maturities
$ in millions

Life and Annuity Sales

PHOENIX



Annuity Deposits
$682.9
$770.9
$703.9
2013
2014
2015



Life Premium
$2.4
$4.8
$18.5
2013
2014
2015

- 2015 annuity deposits declined due to price and other product changes that had the intended effect of increasing annuity profitability
- Life sales volume continues to be driven primarily by term sales

$ in millions

Growth at Saybrus

PHOENIX

Saybrus Revenue



15%
$43.3
$37.5
$26.8
2013
2014
2015

Saybrus EBITDA



29%
$8.1
$6.3
$3.5
2013
2014
2015

> Saybrus continued to grow its third-party business

$ in millions

Nassau Transaction

PHOENIX

- On September 29, 2015, Phoenix and Nassau Reinsurance Group Holdings L.P. (Nassau) announced that they had entered into a definitive agreement in which Nassau will acquire Phoenix. The transaction is expected to close in the second quarter of 2016.
- The following is an update on progress toward completing the transaction:
  - On December 17, 2015, Phoenix stockholders approved the adoption of the Agreement and Plan of Merger.
  - Nassau made the required filings requesting approval from the New York Department of Financial Services and from the Connecticut Insurance Department on Nov. 6, 2015 and has since continued to provide supplemental information to the New York and Connecticut insurance regulators.
  - Phoenix filed its applications for change of control of equity ownership with FINRA with respect to its two broker dealers.
  - Both companies have filed the required notifications under the Hart-Scott-Rodino Act, and the Federal Trade Commission granted early termination of the waiting period on October 26, 2015.
- In addition, Phoenix received consent of bondholders holding the majority in principal amount of its 7.45% Quarterly Interest Bonds due 2032 (NYSE:PFX) to amend the indenture governing the bonds. While the amendment was proposed in connection with the merger, completion of the consent solicitation was not a condition to closing.

PHOENIX